                                                              EXHIBIT 99.906CERT

    CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT
               OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended December 31, 2009 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2010       /s/ Edward J. Roach
      -------------------     --------------------------------------------------
                              Edward J. Roach, President & Treasurer
                              (Principal Executive Officer & Principal Financial
                              Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.